UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

         Date  of  Report  (Date  of earliest event reported): January 3, 2006

                                FTS GROUP, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                       000-24829               84-1416864
  ----------------------------     ------------------------     ---------------
     (State  or  other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



          7610  West  Hillsborough  Ave.,  Tampa,  Florida           33615
      -------------------------------------------------          -------------
           (Address  of  principal  executive  offices)           (Zip  Code)


                                 (215)  688-2355
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01  Entry  into  a  Material  Definitive  Agreement

Item  2.01  Completion  of  Acquisition  or  Disposition  of  Assets

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On January 3, 2005, we acquired See World Satellites, Inc., a Pennsylvania corporation. We paid $500,000 at the closing of the transaction on January 3, 2006. We agreed to pay an additional $500,000 into an escrow account to be held until all material contracts held by See World have been executed, amended or modified to acknowledge our acquisition of See World and/or to make us a party to each agreement such that we have full benefit of the agreements.

At the closing, we also issued to See World a two year secured promissory note in the sum of $3,500,000. The Note does not pay interest. Pursuant to the terms of the Note, we agreed to pay to See World seven equal cash installments of $250,000. The initial installment is payable 90 days after closing and the remaining installments are payable every three months thereafter. We also agreed to make additional payments of $1,000,000 on January 3, 2007 and $750,000 on April 3, 2008. The Note is secured against the assets of See World.

We also agreed to issue to Richard Miller $1,000,000 worth of our convertible preferred stock within three days of the completion of our 2005 audit. The value of the shares will be based on the closing price of our stock on January 3, 2006.

The description of the transaction contained herein is qualified in its entirety by reference to the Promissory Note dated January 3, 2006, the Stock Purchase Agreement between the Company and Richard E. Miller dated January 3, 2006 and the Stock Escrow Agreement among the Company, Richard E. Miller and Lambert & Martineau dated January 3, 2006. Each of these documents is filed as an Exhibit to this report and each is incorporated herein by reference.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit  Number   Description

10.1     Promissory  Note  dated  January  3,  2006

10.2 Stock Purchase Agreement between the Company and Richard E. Miller dated January 3, 2006.

10.3 Stock Escrow Agreement among the Company, Richard E. Miller and Lambert & Martineau dated January 3, 2006.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          FTS  GROUP,  INC.
          -----------------
             Registrant


Date:  January  9,  2006          By:     /s/  Scott  Gallagher
                                          -------------------------
                                          Scott  Gallagher
                                          Chief  Executive  Officer